Fees Summary	Sep. 11, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 102,134,000
Previously Paid Amount	0
Total Fee Amount	15,074.98
Total Offset Amount	0
Net Fee	$ 15,074.98